Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

Note 12 — INCOME TAXES

Taxes payable consisted of the following:

	December 31, 2018	December 31, 2017
Income tax payable	$5,763,945	$5,503,770
Value added tax payable	2,024,902	351,098
Business tax payable	878,133	978,130
Other taxes payable	418,766	234,595
Total taxes payable	$9,085,746	$7,067,593

In the normal course of its business, the Company, including in particular Xibolun Automation, Xibolun Equipment, may be subject to challenges from various PRC taxing authorities regarding the amounts of taxes due. The Company’s management believes the Company has paid or accrued for all taxes owed by the Company. As of December 31, 2017 and 2016, the Company had accrued (before adjustment) total tax liabilities of $12.0 million and $8.7 million, respectively, related to taxable years since the inception. According to PRC taxation regulation and administrative practice and procedures, the statute of limitation on the tax authority’s audit or examination of previously filed tax returns expires three years from the date they were filed. The Company obtained a written statement from the local tax authority that no additional taxes are due as of December 31, 2014. Based on these facts, the Company reversed the accrued tax liabilities in the total amount of approximately $5.0 million relating to the tax liabilities accrued for the period prior to January 1, 2015, resulting in the decrease of accrued tax liabilities from approximately $12 million to $7 million as of December 31, 2017. The Company has not made any  additional tax payments since 2015 and will continue to discuss with the local tax authority to try to settle the remaining tax liabilities as soon as practicable, mostly related to its unpaid income tax and business tax, both of which are governed by the local tax authority.

The total amount of unpaid tax liabilities was accrued based on the calculation using the current prevailing tax rates without including potential interest and penalties because management cannot be certain as to how much interest and penalties would be assessed, if any. Those potential interest and penalty liabilities are contingent upon the outcome of tax settlement and management estimates that the potential contingent loss related to potential interest and penalties could be Nil or as high as $1.4 million based on rates stipulated by the tax authority. Due to uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with the interest and penalties on these unpaid tax balances. The final outcome of this tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of the statute of limitations. As the ongoing settlement discussions continue, management believes that it is more likely than not that the Company will not have to pay any interest and penalties associated with the unpaid taxes.

Hebron Technology was incorporated in the BVI and is not subject to income taxes under the current laws of the BVI. HK Xibolun is a trading company registered in Hong Kong and subject to corporate income tax at 17.5% if revenue is generated in Hong Kong.

Starting from the year ended December 31, 2018, Xibolun Automation is recognized as a High-technology Company by Chinese government, the revenues generated by Xibolun Automation were subject to a favorable income tax rate of 15%. The High-technology certificate is valid for three year starting from November 30, 2018 and is subject to renewal. Xibolun Equipment is subject to corporate income tax at unified rate of 25%. For the years ended 2017 and 2016, revenues generated in China were subject to corporate income tax at a unified rate of 25%.

i)	The components of the income tax provision (benefit) are as follows:

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Current tax provision	$820,886	$2,024,388	$1,945,499
Current tax recovery	-	(4,974,763)	-
Deferred tax provision (recovery)	(1,471,938)	11,526	56,968
Total	$(651,052)	$(2,938,849)	$2,002,467

ii)	The following table summarizes deferred tax assets resulting from differences between financial accounting basis and tax basis of assets and liabilities:

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Non-current:
Provision for doubtful accounts	$1,648,967	$247,324	$191,913
Depreciation expense	-	-	51,050
Total	$1,648,967	$247,324	$242,963

No valuation allowance against the deferred tax assets is considered necessary since the Company believes that it will more likely than not utilize the future benefits. The following table reconciles the China statutory rates to the Company’s effective tax rate for the years ended December 31, 2018, 2017 and 2016.

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
China Income tax statutory rate	(25.0)%	25.0%	25.0%
Effect of favorable income tax rate in certain entity in PRC*	4.0%	-	-
Non-deductible items in China and others	0.1%	2.3%	0.2%
Foreign loss not recognized in China	9.7%	69.0%	-
Effect of tax reversal for previous years	-%	(166.3)%	-
Effective tax rate	(11.2)%	(70.0)%	25.2%

* Xibolun Automation is subject to income tax rate of 15% starting from fiscal 2018.

The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings. As of December 31, 2018, the tax years ended December 31, 2016 through December 31, 2018 for the Company’s PRC subsidiaries remain open for statutory examination by PRC tax authorities.